Prospectus Supplement	September 25, 2019

George Putnam Balanced Fund
Prospectus dated November 30, 2018

Class M shares of the fund acquired prior to November 25, 2019 (the “Effective Date”) will convert automatically to class A shares on the Effective Date, except for class M shares held through employer-sponsored retirement plans (for these purposes, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs) to the extent class A shares are not available through the plan (collectively, “Eligible Plans”).

Beginning on the Effective Date, class M shares of the fund will be closed to new purchases except (1) through Eligible Plans that had open positions in the fund’s Class M shares with Putnam Investor Services on the Effective Date or (2) by clients of administrators or other service providers of Eligible Plans that had open positions on behalf of their clients in the fund’s Class M shares with Putnam Investor Services on the Effective Date, and in either case maintained the open position through the date of purchase.

The following replaces similar language under the heading “Class C shares” in the sub-section “Here is a summary of the differences among the classes of shares” in the section “How do I buy fund shares?”

• Convert automatically to class A shares after ten years, thereby reducing future 12b-1 fees, provided that Putnam Investor Services, Inc. (“PSERV”) or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction. In certain cases, records verifying that the class C shares have been held for at least ten years may not be available (for example, participant level share lot aging may not be tracked by group retirement plan recordkeeping platforms through which class C shares of the fund are held in an omnibus account). If such records are unavailable, PSERV or the relevant financial intermediary may not effect the conversion or may effect the conversion on a different schedule determined by PSERV or the financial intermediary, which may be shorter or longer than ten years. Investors should consult their financial representative for more information about their eligibility for class C share conversion.

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